UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 4, 2010

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 4, 2010, IRIDEX Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) in which it announced that it had issued a press release discussing its financial results for the fourth quarter and full fiscal year 2009 (the “Press Release”). The contents of the Press Release were incorporated by reference into the Original Filing. The Press Release incorrectly stated the number of shares used in computing net income (loss) per share – diluted, and net income per share – diluted, for the three months ended January 2, 2010 and the twelve months ended January 2, 2010. This 8-K/A is being filed for the sole purpose of amending these errors contained in the Press Release that was filed as an exhibit to the Original Filing. The items that have been revised in the Press Release are set forth in this explanatory note below. All other items in the Press Release remain unchanged.

	Three Months Ended		Twelve Months Ended
	January 2, 2010	January 3, 2009	January 2, 2010	January 3, 2009
Net income (loss)	$517	$(6,503)	$2,585	$(7,370)

Net income (loss) per share - basic	$0.06	$(0.74)	$0.29	$(0.84)

Net income (loss) per share - diluted	$0.05	$(0.74)	$0.26	$(0.84)

Shares used in computing net income (loss) per share - basic	8,847	8,824	8,840	8,824

Shares used in computing net income (loss) per share - diluted	9,928	8,824	9,940	8,824

Item 2.02.	Results of Operations and Financial Condition.

On March 4, 2010, IRIDEX Corporation (the “Company”) issued a press release discussing its financial results for the fourth quarter and full fiscal year 2009 (the “Press Release”). The Press Release incorrectly stated the number of shares used in computing net income (loss) per share – diluted, and net income per share – diluted, for the three months ended January 2, 2010 and the twelve months ended January 2, 2010. The Company has corrected this error and is filing an amended press release (the “Amended Release”) as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K. The Amended Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated March 4, 2010, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ THEODORE A. BOUTACOFF
Theodore A. Boutacoff President and Chief Executive Officer

Date: March 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 4, 2010, as amended.